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                                                                   Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of At Road, Inc. on Form S-8 of our report dated February 1, 2002, appearing in the Annual Report on Form 10-K of At Road, Inc. for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP



San Jose, California
September 19, 2002